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                         VANGUARD(R) MONEY MARKET FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 26, 2001

In the "Buying Shares" section of the prospectus, the text titled "Your Purchase Price" is replaced with the following:

YOUR PURCHASE PRICE
You buy shares at a fund's NAV determined as of your TRADE DATE.

BY CHECK: For check purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchases received after that time, the trade date is the second business day following the date of receipt. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.

BY WIRE OR EXCHANGE: For purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange, the trade date is that same day. For purchases received after that time, the trade date is the first business day following the date of receipt.

                                     * * * *

The following sentence is added to the "Investment Adviser" section of the prospectus on page 14: For the fiscal year ended November 30, 2000, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.


                                     * * * *

On page 2, the table, AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000, is replaced with the following:


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         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
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                                         1 Year          5 Years        10 Years
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Vanguard Prime Money Market Fund          6.29%           5.48%            5.02%
Salomon Smith Barney 3-Month
  Treasury Index                          5.96            5.25             4.86
Average Money Market Fund*                5.70            4.95             4.53
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*Derived from data provided by Lipper Inc.
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(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSBS3  062001